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                               FIRST AMENDMENT TO
                                REPRICING WARRANT

     This Amendment is to that certain Repricing Warrant issued by Telecom Wireless Corporation, a Utah corporation (the "Company"), to the undersigned (the "Holder") on or about ________________, 1999.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Notwithstanding anything in the Repricing Warrant to the contrary, the number of Repricing Shares issuable upon exercise of the Repricing Warrant shall be equal to the number of Purchased Common Shares times .75 and the Repricing Warrant shall be exercisable in whole or in part at an Exercise Price of $.001 per share at any time to and including the Repricing Date (March 24, 2000). All other exercise or conversion rights granted to the Holder in the Repricing Warrant are terminated.

     2. The address for giving of notice to the Company shall be as follows:

                 Telecom Wireless Corporation
                 5299 DTC Blvd., Suite 1120
                 Englewood, Colorado 80111
                 Attention: General Counsel
                 (303) 416-4000
                 (303) 221-1777 (fax)

     All defined terms in this Amendment shall have the meaning ascribed to them in the Repricing Warrant. In the event of any inconsistency between this Amendment and the Repricing Warrant, the terms of this Amendment shall control.

     Witness our signatures this _____ day of March, 2000.


                                     TELECOM WIRELESS CORPORATION


                                     By:
                                        ----------------------------------------
                                         Calvin D. Smiley, President and CEO

                                     HOLDER:



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                                     Print Name:
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                                     Signature, if held jointly
                                     Print Name:
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